Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated May 5, 2014
to the
PMC Core Fixed Income Fund
PMC Diversified Equity Fund
Statement of Additional Information (“SAI”)
dated December 27, 2013

This supplement amends the SAI of the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”) dated December 27, 2013.

The disclosure in the section entitled “How to Obtain Information on Your Proxy” on page B-2 of the SAI is amended as set forth below to reflect the appointment of Ms. Debra DeVoe as the Chief Compliance Officer of Envestnet Asset Management, Inc. (“Envestnet”), the Funds’ investment adviser, effective January 14, 2014:

How to Obtain Information on Your Proxy

If you would like information on how Envestnet has actually voted any proxies with respect to securities held in your portfolio for which it exercised voting authority, please contact the following individual at Envestnet:
Debra DeVoe
Chief Compliance Officer
35 East Wacker Drive, Suite 2400
Chicago, Illinois 60601
(312) 827-7950

Please retain this supplement with your SAI